EXHIBIT 99.1

NEWS RELEASE
SanDisk Corporation
951 SanDisk Drive
Milpitas, CA 95035-7932
Phone: 408-801-1000

SANDISK ANNOUNCES SECOND QUARTER RESULTS

Delivers Record Second Quarter Revenue

MILPITAS, Calif., July 17, 2013 - SanDisk Corporation (NASDAQ: SNDK), a global leader in flash memory storage solutions, today announced results for the second quarter ended June 30, 2013. Second quarter revenue of $1.48 billion increased 43 percent on a year-over-year basis and increased 10 percent sequentially.

On a GAAP(1) basis, second quarter net income was $262 million, or $1.06 per diluted share, compared to net income of $13 million, or $0.05 per diluted share, in the second quarter of fiscal 2012 and $166 million, or $0.68 per diluted share, in the first quarter of fiscal 2013.

On a non-GAAP(2) basis, second quarter net income was $299 million, or $1.21 per diluted share, compared to net income of $51 million, or $0.21 per diluted share, in the second quarter of fiscal 2012 and net income of $207 million, or $0.84 per diluted share, in the first quarter of fiscal 2013. For reconciliation of non-GAAP to GAAP results, see accompanying financial tables and footnotes.

“We delivered record second quarter results driven by increasing momentum across our business. We achieved solid revenue growth in our embedded solutions portfolio with many design wins ramping into production,” said Sanjay Mehrotra, president and chief executive officer of SanDisk. “We are excited about our pending acquisition of SMART Storage Systems, as it accelerates our growth in enterprise storage. The growth drivers of our business are vibrant and SanDisk is poised for further gains.”

SECOND QUARTER 2013 KEY FINANCIAL METRICS

Metric	GAAP			Non-GAAP
in millions, except percentages and per share amounts	Q213	Q212	Q113	Q213	Q212	Q113
Revenue	$1,476	$1,032	$1,341	$1,476	$1,032	$1,341
Gross Profit	$677	$281	$532	$689	$292	$543
percent of revenue	45.8%	27.2%	39.6%	46.7%	28.3%	40.5%
Operating Income	$393	$36	$254	$429	$68	$288
percent of revenue	26.6%	3.5%	18.9%	29.0%	6.6%	21.5%
Diluted EPS	$1.06	$0.05	$0.68	$1.21	$0.21	$0.84

At the end of the second quarter of fiscal 2013, SanDisk’s cash and short and long-term marketable investments totaled $5.4 billion. Cash flow from operations in the second quarter of fiscal 2013 totaled $391 million.

CONFERENCE CALL
SanDisk’s second quarter of fiscal 2013 conference call is scheduled for 2:00 P.M., Pacific Time, Wednesday, July 17, 2013. The conference call will be webcast and can be accessed live, and throughout the quarter, at SanDisk’s website at www.sandisk.com/IR. To participate in the call via telephone, the dial-in number is 719-325-4838 and the dial-in password is 5031920. A copy of this press release will be furnished to the Securities and Exchange Commission on a current report on Form 8-K and will be posted to our website prior to the conference call.

ABOUT SANDISK
SanDisk Corporation (NASDAQ: SNDK) is a global leader in flash memory storage solutions, from research and development, product design and manufacturing to branding and distribution for commercial and retail channels. Since 1988, SanDisk’s innovations in flash memory and storage system technologies have provided customers with new and transformational digital experiences. SanDisk’s diverse product portfolio includes flash memory cards and embedded solutions used in smart phones, tablets, digital cameras, camcorders, digital media players and other consumer electronic devices, as well as USB flash drives and solid-state drives (SSD) for the computing market. SanDisk’s products are used by consumers and enterprise customers around the world.

SanDisk is a Silicon Valley-based S&P 500 and Fortune 500 company, with more than half its sales outside the United States. For more information, visit www.sandisk.com.

© 2013 SanDisk Corporation. All rights reserved. SanDisk and the SanDisk logo are trademarks of SanDisk Corporation, registered in the United States and other countries. Other brand names mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s).

This press release contains certain forward-looking statements, including statements about our business prospects, our pending acquisition of SMART Storage Systems, our growth in the enterprise solutions space, and our anticipated momentum for continued gains in 2013 and across our business, that are based on our current expectations and subject to numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate and significantly harm our business, financial condition and results of operations. We undertake no obligation to update the information contained in this press release. Risks that may cause these forward-looking statements to be inaccurate include among others:

•	competitive pricing pressures, resulting in lower average selling prices and lower or negative product gross margins;

•	inability to reduce our manufacturing costs to keep pace with reductions in average selling prices;

•
potential delays in product development or lack of customer acceptance of our solutions, particularly OEM products such as our embedded flash storage solutions, and client and enterprise SSD solutions;

•	inability to continue to penetrate the client and enterprise SSD markets, or the failure of existing markets for flash memory to grow;

•	delays in the timing of the acquisition or successful integration of SMART Storage Systems and our inability to achieve the expected benefits from the acquisition in a timely manner, or at all;

•	inability to enhance current products or develop new products on a timely basis or in advance of our competitors;

•	excess inventory or lost sales resulting from unpredictable or changing demand for our products;

•
excess, insufficient or mismatched captive memory output or capacity, which could result in lower average selling-prices, financial charges and impairments, lost sales and market growth opportunities, lower gross margins or other consequences; and

•
the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our Quarterly Report on Form 10-Q for the first fiscal quarter ended March 31, 2013.

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.

(2)
Non-GAAP represents GAAP excluding the impact of share-based compensation expense, amortization and write-off of acquisition-related intangible assets, non-cash economic interest expense associated with our convertible debt and related tax adjustments.

# # # # #

Investor Contacts:
Brendan Lahiff
408-801-1732
brendan.lahiff@sandisk.com

Jay Iyer
408-801-2067
jay.iyer@sandisk.com

Media Contact:
Tom Beermann
408-801-1443
tom.beermann@sandisk.com

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Operations
(in thousands, except per share amounts, unaudited)

	Three months ended		Six months ended
	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012

Revenues	$1,476,263	$1,032,255	$2,816,992	$2,237,816

Cost of revenues	789,614	742,297	1,588,997	1,517,617
Amortization of acquisition-related intangible assets	9,830	9,181	19,660	22,912
Total cost of revenues	799,444	751,478	1,608,657	1,540,529
Gross profit	676,819	280,777	1,208,335	697,287

Operating expenses:
Research and development	172,041	152,397	343,166	293,354
Sales and marketing	63,601	52,261	122,728	101,296
General and administrative	46,877	37,692	91,981	70,283
Amortization and write-off of acquisition-related intangible assets	1,742	2,244	4,111	4,307
Total operating expenses	284,261	244,594	561,986	469,240
Operating income	392,558	36,183	646,349	228,047
Other income (expense), net	(9,101)	(17,197)	(28,998)	(42,513)
Income before income taxes	383,457	18,986	617,351	185,534
Provision for income taxes	121,668	6,017	189,333	58,180
Net income	$261,789	$12,969	$428,018	$127,354

Net income per share:
Basic	$1.08	$0.05	$1.77	$0.53
Diluted	$1.06	$0.05	$1.74	$0.52

Shares used in computing net income per share:
Basic	241,519	242,276	242,019	242,579
Diluted	245,815	244,570	245,569	246,026

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)
(in thousands, except per share data, unaudited)

	Three months ended		Six months ended
	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012
SUMMARY RECONCILIATION OF NET INCOME
GAAP NET INCOME	$261,789	$12,969	$428,018	$127,354
Share-based compensation (a)	24,661	20,253	46,395	39,333
Amortization and write-off of acquisition-related intangible assets (b)	11,572	11,425	23,771	27,219
Convertible debt interest (c)	16,766	22,355	40,343	44,242
Income tax adjustments (d)	(15,816)	(15,889)	(32,658)	(30,719)
NON-GAAP NET INCOME	$298,972	$51,113	$505,869	$207,429

GAAP COST OF REVENUES	$799,444	$751,478	$1,608,657	$1,540,529
Share-based compensation (a)	(2,447)	(1,923)	(4,164)	(3,460)
Amortization of acquisition-related intangible assets (b)	(9,830)	(9,181)	(19,660)	(22,912)
NON-GAAP COST OF REVENUES	$787,167	$740,374	$1,584,833	$1,514,157

GAAP GROSS PROFIT	$676,819	$280,777	$1,208,335	$697,287
Share-based compensation (a)	2,447	1,923	4,164	3,460
Amortization of acquisition-related intangible assets (b)	9,830	9,181	19,660	22,912
NON-GAAP GROSS PROFIT	$689,096	$291,881	$1,232,159	$723,659

GAAP RESEARCH AND DEVELOPMENT EXPENSES	$172,041	$152,397	$343,166	$293,354
Share-based compensation (a)	(12,704)	(10,623)	(24,344)	(20,650)
NON-GAAP RESEARCH AND DEVELOPMENT EXPENSES	$159,337	$141,774	$318,822	$272,704

GAAP SALES AND MARKETING EXPENSES	$63,601	$52,261	$122,728	$101,296
Share-based compensation (a)	(4,701)	(3,634)	(8,572)	(7,263)
NON-GAAP SALES AND MARKETING EXPENSES	$58,900	$48,627	$114,156	$94,033

GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$46,877	$37,692	$91,981	$70,283
Share-based compensation (a)	(4,809)	(4,073)	(9,315)	(7,960)
NON-GAAP GENERAL AND ADMINISTRATIVE EXPENSES	$42,068	$33,619	$82,666	$62,323

GAAP TOTAL OPERATING EXPENSES	$284,261	$244,594	$561,986	$469,240
Share-based compensation (a)	(22,214)	(18,330)	(42,231)	(35,873)
Amortization and write-off of acquisition-related intangible assets (b)	(1,742)	(2,244)	(4,111)	(4,307)
NON-GAAP TOTAL OPERATING EXPENSES	$260,305	$224,020	$515,644	$429,060

GAAP OPERATING INCOME	$392,558	$36,183	$646,349	$228,047
Cost of revenues adjustments (a) (b)	12,277	11,104	23,824	26,372
Operating expense adjustments (a) (b)	23,956	20,574	46,342	40,180
NON-GAAP OPERATING INCOME	$428,791	$67,861	$716,515	$294,599

GAAP OTHER INCOME (EXPENSE), NET	$(9,101)	$(17,197)	$(28,998)	$(42,513)
Convertible debt interest (c)	16,766	22,355	40,343	44,242
NON-GAAP OTHER INCOME (EXPENSE), NET	$7,665	$5,158	$11,345	$1,729

GAAP NET INCOME	$261,789	$12,969	$428,018	$127,354
Cost of revenues adjustments (a) (b)	12,277	11,104	23,824	26,372
Operating expense adjustments (a) (b)	23,956	20,574	46,342	40,180
Convertible debt interest (c)	16,766	22,355	40,343	44,242
Income tax adjustments (d)	(15,816)	(15,889)	(32,658)	(30,719)
NON-GAAP NET INCOME	$298,972	$51,113	$505,869	$207,429

Diluted net income per share:
GAAP	$1.06	$0.05	$1.74	$0.52
Non-GAAP	$1.21	$0.21	$2.06	$0.84

Shares used in computing diluted net income per share:
GAAP	245,815	244,570	245,569	246,026
Non-GAAP	246,149	244,701	245,767	246,026

SanDisk Corporation
Reconciliation of Preliminary GAAP to Non-GAAP Operating Results (1)

(1)
To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income and net income per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP financial measures are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain expenses, gains and losses that we believe are not indicative of our core operating results and because they are consistent with the financial models and estimates published by many analysts who follow the Company. For example, because the non-GAAP results exclude the expenses we recorded for share-based compensation, amortization and write-off of acquisition-related intangible assets related to acquisitions of Matrix Semiconductor, Inc. in January 2006, Pliant Technology, Inc. in May 2011, FlashSoft Corporation in February 2012 and Schooner Information Technology, Inc. in June 2012, non-cash economic interest expense associated with the convertible debt and related tax adjustments, we believe the inclusion of non-GAAP financial measures provides consistency in our financial reporting. These non-GAAP results are some of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. Further, management uses non-GAAP information that excludes certain non-cash charges, such as amortization and write-off of acquisition-related intangible assets, share-based compensation, non-cash economic interest expense associated with the convertible debt and related tax adjustments, as these non-GAAP charges do not reflect the cash operating results of the business or the ongoing results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies.

(a)	Share-based compensation expense.

(b)
Amortization and write-off of acquisition-related intangible assets, primarily core technology, developed technology, customer relationships and trademarks related to the acquisitions of Matrix Semiconductor, Inc. (January 2006), Pliant Technology, Inc. (May 2011), FlashSoft Corporation (February 2012) and Schooner Information Technology, Inc. (June 2012).

(c)	Incremental interest expense relating to the non-cash economic interest expense associated with the Company’s 1% Sr. Convertible Notes due 2013 and 1.5% Sr. Convertible Notes due 2017.

(d)	Income taxes associated with certain non-GAAP to GAAP adjustments.

SanDisk Corporation
Preliminary Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	June 30, 2013	December 30, 2012
ASSETS
Current assets:
Cash and cash equivalents	$1,054,131	$995,470
Short-term marketable securities	1,533,898	1,880,034
Accounts receivable, net	636,093	626,025
Inventory	723,403	750,075
Deferred taxes	95,423	93,877
Other current assets	251,931	260,879
Total current assets	4,294,879	4,606,360
Long-term marketable securities	2,766,474	2,835,931
Property and equipment, net	674,249	665,542
Notes receivable and investments in Flash Ventures	1,204,740	1,460,112
Deferred taxes	115,789	168,718
Goodwill	202,336	201,735
Intangible assets, net	210,883	246,919
Other non-current assets	149,646	153,810
Total assets	$9,618,996	$10,339,127

LIABILITIES
Current liabilities:
Accounts payable trade	$269,829	$254,459
Accounts payable to related parties	168,019	214,806
Convertible short-term debt	—	906,708
Other current accrued liabilities	413,471	257,539
Deferred income on shipments to distributors and retailers and deferred revenue	256,664	248,155
Total current liabilities	1,107,983	1,881,667
Convertible long-term debt	809,626	789,913
Non-current liabilities	356,581	407,947
Total liabilities	2,274,190	3,079,527

EQUITY
Stockholders’ equity:
Common stock	5,124,529	5,027,512
Retained earnings	2,235,001	2,071,268
Accumulated other comprehensive income (loss)	(11,686)	165,121
Total stockholders’ equity	7,347,844	7,263,901
Non-controlling interests	(3,038)	(4,301)
Total equity	7,344,806	7,259,600
Total liabilities and equity	$9,618,996	$10,339,127

SanDisk Corporation
Preliminary Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three months ended		Six months ended
	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012
Cash flows from operating activities:
Net income	$261,789	$12,969	$428,018	$127,354
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred taxes	12,343	460	65,494	5,963
Depreciation	55,195	36,525	108,212	69,703
Amortization	56,095	65,124	121,246	132,280
Provision for doubtful accounts	1,339	(439)	1,142	(1,724)
Share-based compensation expense	24,661	20,253	46,395	39,333
Excess tax benefit from share-based plans	(7,211)	(2,424)	(15,661)	(11,021)
Impairment and other	(2,343)	(4,417)	(5,516)	(9,871)
Other non-operating	(496)	1,788	(360)	9,440
Changes in operating assets and liabilities:
Accounts receivable, net	(197,936)	(4,928)	(11,210)	194,509
Inventory	10,731	(98,503)	27,507	(183,715)
Other assets	41,729	33,531	21,573	60,274
Accounts payable trade	12,472	30,883	15,370	(3,410)
Accounts payable to related parties	(8,886)	33,771	(46,787)	(41,432)
Other liabilities	131,311	(105,478)	109,021	(301,394)
Total adjustments	129,004	6,146	436,426	(41,065)
Net cash provided by operating activities	390,793	19,115	864,444	86,289

Cash flows from investing activities:
Purchases of short and long-term marketable securities	(846,740)	(605,709)	(1,997,087)	(1,362,066)
Proceeds from sales of short and long-term marketable securities	1,334,305	547,444	1,847,659	1,173,180
Proceeds from maturities of short and long-term marketable securities	213,700	214,588	506,905	407,430
Acquisition of property and equipment, net	(71,497)	(96,076)	(119,849)	(240,294)
Investment in Flash Ventures	—	(37,913)	—	(50,439)
Notes receivable issuances to Flash Ventures	—	(91,186)	—	(142,316)
Notes receivable proceeds from Flash Ventures	19,802	147,953	73,388	211,786
Purchased technology and other assets	(3,671)	(194)	(3,908)	(222)
Acquisitions, net of cash acquired	—	(14,666)	(142)	(69,204)
Net cash provided by (used in) investing activities	645,899	64,241	306,966	(72,145)

Cash flows from financing activities:
Repayment of debt financing	(928,061)	—	(928,061)	—
Proceeds from employee stock programs	69,941	5,354	163,016	50,672
Distribution to non-controlling interests	—	—	(87)	—
Excess tax benefit from share-based plans	7,211	2,424	15,661	11,021
Share repurchase program	(280,373)	(93,164)	(369,994)	(154,075)
Net cash received (paid) for share repurchase contracts	—	(20,000)	—	(18,858)
Net cash used in financing activities	(1,131,282)	(105,386)	(1,119,465)	(111,240)
Effect of changes in foreign currency exchange rates on cash	611	(779)	6,716	54
Net increase (decrease) in cash and cash equivalents	(93,979)	(22,809)	58,661	(97,042)
Cash and cash equivalents at beginning of period	1,148,110	1,093,263	995,470	1,167,496
Cash and cash equivalents at end of period	$1,054,131	$1,070,454	$1,054,131	$1,070,454